SB FUNDS

SALOMON BROTHERS SHARES

(THE “FUNDS”)

SUPPLEMENT DATED APRIL 7, 2006

TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION LISTED BELOW

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the Funds’ Prospectuses and Statements of Additional Information.

Effective April 7, 2006, each Registrant and Fund will be renamed by replacing “Smith Barney” or “SB” with “Legg Mason Partners” as indicated below.

There will be no change in the Funds’ investment objectives or investment policies as a result of the name change.

For more information about the Funds, including information about sales charges and ways you can qualify for reduced or waived sales charges, please go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

New Registrant/Fund Name	Date of Current Prospectus and Statement of Additional Information
Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners Adjustable Rate Income Fund	September 28, 2005

Legg Mason Partners Income Funds
Legg Mason Partners Capital and Income Fund	April 29, 2005
Legg Mason Partners Convertible Fund	November 28, 2005

Legg Mason Partners Investment Series
Legg Mason Partners Growth and Income Fund	February 28, 2006

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